                                                         EXHIBIT 99.14(a)
                             ---------------------
                             QUESTIONS AND ANSWERS
----------------------------------------------------------

  Q. AM I ELIGIBLE FOR AN IRA?

  A. Any individual who receives earned income from employment (including self-employment) and who has not reached age 70 1/2 can contribute to an IRA.

  Q. HOW MUCH CAN I CONTRIBUTE?

  A. Each working individual can contribute up to $2,000 (or 100% of compensation, whichever is less) per year to an IRA. If you are married, your employed spouse can also contribute up to $2,000 each year to his or her own IRA. Even a non-employed spouse can open an IRA: for each year after 1996 you and your non-employed spouse can contribute a combined total of $4,000* (or 100% of compensation, whichever is less) to your individual IRAs, provided no more than $2,000 is invested in any one account.

  Q. WHEN MUST I MAKE MY CONTRIBUTION?

  A. You can make a contribution for each tax year any time between January 1 of that year and April 15 of the following year. (If you make a contribution after December 31 that you wish to be considered as a contribution for the prior year, you will need to so designate in writing.) You are not required to make a contribution every year, but you cannot over-contribute in any year to make up for a year for which you did not contribute at all or made only a partial contribution.

  Q. ARE MY IRA CONTRIBUTIONS TAX-DEDUCTIBLE?
  A. Over three-quarters of all Americans are still able to deduct all or part of their annual IRA contributions. Whether and exactly how much you may deduct depends on your adjusted gross income (AGI), marital status and whether you are an "active participant" in an employer-
--------------
 * FOR YEARS PRIOR TO 1997, THE COMBINED MAXIMUM IS $2,250.
** THE IRS SPECIFICALLY DEFINES WHO IS AN "ACTIVE PARTICIPANT" IN AN
   EMPLOYER-SPONSORED RETIREMENT PLAN. PLEASE SEE THE GT GLOBAL IRA DISCLOSURE STATEMENT FOR MORE INFORMATION ON DEDUCTIBILITY.

sponsored retirement plan such as a SEP-IRA, SARSEP-IRA, 401(k), 403(b), profit-sharing, money purchase or defined benefit plan.** If neither you nor your spouse are an active participant in a retirement plan where you work, your entire IRA contribution is tax-deductible. If either you or your spouse are covered by an employer-sponsored plan and you file jointly, use the table below to calculate your maximum deduction. You may, of course, contribute to your IRA even if the contributions are not tax-deductible (subject to the contribution limits described above).

  SINGLE TAXPAYER OR HEAD OF HOUSEHOLD
                 STATUS                       MARRIED TAXPAYERS FILING JOINTLY                 MAXIMUM DEDUCTION

MODIFIED ADJUSTED GROSS INCOME AT OR      MODIFIED ADJUSTED GROSS INCOME AT OR      ENTIRE CONTRIBUTION IS TAX DEDUCTIBLE
LESS THAN $25,000                         LESS THAN $40,000

MODIFIED ADJUSTED GROSS INCOME $25,000    MODIFIED ADJUSTED GROSS INCOME $40,000    SUBTRACT MODIFIED ADJUSTED GROSS INCOME
TO $35,000                                TO $50,000                                FROM $35,000 ($50,000 FOR MARRIED
                                                                                    TAXPAYERS FILING JOINTLY) AND MULTIPLY
                                                                                    REMAINDER BY 20%

MODIFIED ADJUSTED GROSS INCOME OVER       MODIFIED ADJUSTED GROSS INCOME OVER       IRA CONTRIBUTIONS ARE NOT TAX DEDUCTIBLE
$35,000                                   $50,000

SOURCE: INTERNAL REVENUE SERVICE, PUBLICATION 590
* GENERALLY, MODIFIED ADJUSTED GROSS INCOME IS ADJUSTED GROSS INCOME AS SHOWN ON YOUR FEDERAL INCOME TAX RETURN, WITHOUT TAKING INTO ACCOUNT ANY IRA DEDUCTION. PLEASE CONSULT IRS PUBLICATION 590 OR THE INSTRUCTIONS TO YOUR TAX RETURN FOR FURTHER DETAILS.

  No contributions may be made for the year you become 70 1/2, or thereafter.

[LOGO]

                                ----------------
                                 GT GLOBAL IRA

  Q. WHAT IF MY IRA CONTAINS BOTH DEDUCTIBLE AND NON-DEDUCTIBLE CONTRIBUTIONS?

  A. The IRS requires that your deductible and non-deductible contributions be withdrawn in the same proportion as they exist within your IRA. To avoid tax penalties at withdrawal, it is therefore important to keep track of your deductible and non-deductible contributions.

  Q. WHEN CAN I WITHDRAW MONEY FROM MY IRA?

  A. You can withdraw all or part of your money at any time, but ordinary income taxes will be due on withdrawals of deductible contributions and earnings in the year the withdrawals are made. In addition, if you withdraw money prior to reaching age 59 1/2, you may be subject to a 10% federal penalty on early withdrawals. After age 59 1/2 you may withdraw money from your IRA without penalty. Under current law, you must begin withdrawing money by April 1 following the year in which you reach age 70 1/2.

  Q. CAN I CONSOLIDATE MY OTHER IRA ASSETS WITH THE ASSETS IN MY GT GLOBAL IRA?

  Yes, by using either an IRA Transfer or an IRA Rollover.

  Q. WHAT IS THE DIFFERENCE BETWEEN AN IRA TRANSFER AND AN IRA ROLLOVER?

  A. An IRA Transfer moves your IRA assets directly from one financial institution to another. You may, for instance, consolidate your IRA at GT Global by transferring IRA assets from a bank, trust company, insurance company or mutual fund; your current custodian will liquidate your IRA assets (if not currently held in GT Global Mutual Funds) and send the check directly to GT Global.

  An IRA Rollover reinvests IRA assets distributed to you. With a rollover you can take receipt of your IRA assets for up to 60 days before reinvesting them (please note that you must reinvest your IRA assets within 60 days to maintain their tax-deferred status). You may do only one rollover in any 12-month period. There is no restriction on the number of IRA Transfers you effect in a year.

  Q. I AM ELIGIBLE TO RECEIVE A DISTRIBUTION FROM AN EMPLOYER-SPONSORED PLAN. CAN I ROLL IT OVER AND KEEP IT TAX-DEFERRED?

  A. Most any distribution from an employer-sponsored plan may be rolled over to an IRA, with certain exceptions (e.g., minimum required distributions, annuity payments, and installments over a period of ten or more years). Your eligible rollover distribution will be subject to 20% income tax withholding unless you have the distribution transferred directly to your IRA.

  -- If you have your eligible rollover distribution paid directly to your IRA, you avoid paying current tax (and, potentially, the 10% federal penalty on early withdrawals) and keep all of your distribution money growing tax-deferred.

  -- If, instead, your eligible rollover distribution is paid to you, the distribution will be subject to 20% withholding and you will receive only 80% of the payment, all or a portion of which may be rolled over into an IRA within 60 days of receipt. You will avoid paying current tax and penalties on the amount rolled over into your IRA. (If you want to avoid being taxed on the amount that was withheld, you will need to find other money to replace the 20% that was withheld and contribute it to your IRA within the 60-day period.)

  Q. WHAT FORMS OR REPORTS DO I FILE FOR MY IRA CONTRIBUTIONS?

  A. If your IRA contributions are completely deductible, you file no special forms with the IRS. If you make non-deductible contributions, you must file Form 8606 with the IRS (and you should keep copies of all IRS Forms 8606 that you file).

  You do not report any interest income, dividends or capital gains or losses that occur in your IRA.

  Q. WHAT FORMS OR REPORTS DOES GT GLOBAL FILE FOR MY IRA?

  A. GT Global will report to the IRS: your annual contributions, if any; your rollover contributions and the market value of your IRA at December 31 of each year (Form 5498); and any distributions (Form 1099R).

                                ----------------

                                     [LOGO]

                        GT GLOBAL INDIVIDUAL RETIREMENT
                                    ACCOUNT
                      DISCLOSURE STATEMENT AND APPLICATION
--------------------------------------------------------------------------------

--------------------------------------------
1. GENERAL
--------------------------------------------

  Internal Revenue Service Regulations require that you be given this Disclosure Statement for the purpose of informing you of the restrictions and limitations on how you may use an Individual Retirement Account (IRA). Please read this Disclosure Statement together with the Custodial Agreement and the prospectus(es) for the GT Global Mutual Fund(s) in which you are investing. The provisions of the Custodial Agreement and prospectus(es) must prevail over this statement in any instance where the statement is incomplete or appears to be in conflict.

--------------------------------------------
2. IRREVOCABILITY OF ACCOUNT
--------------------------------------------

  The Internal Revenue Service requires that you receive this disclosure statement at least 7 days prior to the establishment of your IRA. Because of this requirement, your application will not be accepted by the Custodian until at least 7 days after the date you received this disclosure statement, as indicated by you in the IRA Custodial Agreement. Prior to such acceptance, you may receive back the entire amount that you have contributed, without reduction for fees or other expenses. You may request that your contribution be returned to you by writing to GT Global Investor Services, Inc. (agent for the Custodian), P.O. Box 7345, San Francisco, CA 94120-7345 or by calling GT Global toll free at (800) 223-2138 within 7 days of the date you have signed the Custodial Agreement. All telephone requests must be confirmed in writing. Once your application for a GT Global IRA is accepted by the Custodian, it cannot be revoked by you.

--------------------------------------------
3. ELIGIBLE INDIVIDUAL
--------------------------------------------

  Generally, you may open an IRA at any time; however, you will not be able to make any contribution in the year you become 70 1/2, or in any year thereafter.

--------------------------------------------
4. YOUR IRA ACCOUNT
--------------------------------------------

  An Individual Retirement Account is a trust or custodial account created or organized in the United States for your exclusive benefit or for the benefit of your beneficiaries. The IRA must be created by written instrument that meets the following requirements:

  (1) The trustee or custodian must be a bank, federally insured credit union, savings and loan association, or (under federal regulations) another person eligible to act as trustee or custodian;

  (2) Except for rollovers, transfers and certain employer-sponsored plans, under applicable law, the trustee or custodian will not accept contributions of more than $2,000 in any tax year. You may make rollover and transfer contributions in amounts greater than $2,000. All contributions must be in cash.

  (3) Your interest in the IRA is nonforfeitable; that is, it is fully vested at all times;

  (4) No part of the trust or custodial funds may be invested in life insurance contracts or certain collectibles nor may the assets be commingled with other property except in a common trust fund or common investment fund; and

  (5) Your interest in the custodial account must begin to be distributed by April 1 of the year following the year in which you reach age 70(1)/(2). The distribution may be made in a single sum, or you may receive periodic distributions, starting by April 1 of the year following the year in which you reach age 70(1)/(2), so long as your entire interest in the custodial account is distributed over one of the following periods:

      (a) Your life;

      (b) The joint lives of you and your designated beneficiary;

                                    -------

                                ----------------
                                 GT GLOBAL IRA

      (c) A specific period not extending beyond your life expectancy; or

      (d) A specific period not extending beyond the life expectancy of you and your designated beneficiary.

  If the amount distributed is less than the minimum amount required to be distributed to you under the Internal Revenue Code, an excise tax will be imposed on you in an amount equal to 50% of the excess of the amount required to be distributed to you over the amount you actually receive.

  (6) If you die after distributions have begun, your beneficiary must receive the remaining payments at least as rapidly as under the method of distribution being used on the date of your death. If you die before distributions have begun or if your surviving spouse dies before distributions have begun, any interest remaining must, by December 31 of the calendar year which contains the fifth anniversary of your death or the death of your surviving spouse, be distributed in a single sum. If your (or your surviving spouse's) designated beneficiary wishes to receive an immediate annuity which provides for payments over the beneficiary's life or over a specific period not exceeding the beneficiary's life expectancy, the beneficiary must elect to receive such payments by December 31 following the calendar year of your death. Such payments also must begin by that date. If your designated beneficiary is your spouse, annuity payments need not commence until December 31 of the year you would have attained 70(1)/(2). This annuity contract will not allow one's life expectancy to be recalculated. The election will also apply to beneficiaries who make additional contributions or rollovers in their own names to the IRA. An amount is not distributed if it is rolled over into an Individual Retirement Account, annuity, or retirement bond for the benefit of the beneficiary.

  (7) If your surviving spouse is your designated beneficiary, your IRA assets may be rolled over into his or her own IRA. No rollover from your IRA is available for a beneficiary other than your surviving spouse, and such non-spouse beneficiary must take the IRA assets in the form of a taxable distribution.

--------------------------------------------
5. TAX DEDUCTIONS
--------------------------------------------

ELIGIBILITY

  If neither you, nor your spouse, is an active participant (see A. below) you may make a contribution of up to the lesser of $2,000 (or, for years after 1996, $4,000 in the case of a Spousal IRA) or 100% of compensation and take a deduction for the entire amount contributed. If you or (in most cases) your spouse are an active participant but have an adjusted gross income (AGI) below a certain level (see B. below), you may make a fully deductible contribution as under current law. If, however, you or (in most cases) your spouse is an active participant and your combined AGI is above the specified level, the amount of the deductible contribution you may make to an IRA is phased down and eventually eliminated.

A. ACTIVE PARTICIPANT. You are an "active participant" for a year if you are covered by a retirement plan. Generally, you are covered by a "retirement plan" for a year if your employer or union has a retirement plan under which money is added to your account or you are eligible to earn retirement credits. For example, if you are covered under a profit-sharing plan, certain government plans, a salary reduction arrangement (such as a tax sheltered annuity arrangement or a 401(k) plan), a simplified employee pension plan (SEP) or a plan which promises you a retirement benefit which is based upon the number of years of service you have with the employer (a "defined benefit plan"), you are likely to be an active participant. Your Form W-2 for the year should indicate your participation status.

  You are an active participant for a year even if you are not yet vested in your retirement benefit. Also, if you make required contributions or voluntary employee contributions to a retirement plan, you are an active participant. In certain plans you may be an active participant even if you were only with the employer for part of the year. You will be deemed an active participant in your employer's defined benefit plan even if you do not make required contributions and even if you elect not to participate or waive participation. In other plans, however, you will not be deemed an active participant if you elect not to participate.

  You are generally not considered an active participant if you are covered in a government-

                                    -------

                                ----------------
                                 GT GLOBAL IRA

sponsored plan only because of your services as 1) an Armed Forces Reservist, for less than 91 days of active service, or 2) a volunteer firefighter covered for firefighting service. Of course, if you are covered in any other plan, these exceptions do not apply.

  If you are married but file a separate return, your spouse's active participation affects your ability to make deductible contributions if you lived together for any part of the year. If you lived apart from your spouse for the entire year and you file a separate return, you are treated as unmarried for purposes of your IRA deductions and thus your spouse's active participation does not affect your ability to make deductible contributions.

B. MODIFIED ADJUSTED GROSS INCOME (AGI). If you are an active participant, you must look at your Adjusted Gross Income for the year (if you and your spouse file a joint tax return you use your combined AGI) to determine whether you can make deductible IRA contribution. Your tax return will show you how to calculate your AGI which, for purposes of determining the deductible amount of your IRA contribution, is calculated without taking into account any IRA deduction, any foreign earned income or foreign housing exclusion or any excludable series EE savings bond interest. If you are at or below a certain AGI level, called the Threshold Level, you are treated as if you were not an active participant and can make a deductible contribution under the same rules as a person who is not an active participant.

  If you are single (or if you are married, filed separately and lived apart from your spouse during the entire year), your threshold AGI level is $25,000. The threshold level if you are married and file a joint tax return is $40,000, and if you are married but file a separate tax return, the Threshold Level is $0.

  If your AGI is $10,000 or more above your Threshold Level and you are an active participant, you will not be able to deduct any of your contributions to your IRA. If your AGI is less than $10,000 above your Threshold Level, you will still be able to make a deductible contribution but it will be limited in amount. The amount by which your AGI exceeds your Threshold Level (AGI-Threshold Level) is called your Excess AGI. The Maximum Allowable Deduction is $2,000 (or $4,000 for a Spousal IRA). You can calculate your Deduction Limit as follows:

 $10,000-EXCESS AGI                    MAXIMUM
      $10,000             X      ALLOWABLE DEDUCTION      =      DEDUCTION LIMIT

  You must round up the result to the next highest $10 level (the next highest number which ends in zero). For example, if the result is $1,525, you must round it up to $1,530. If the final result is below $200 but above zero, your Deduction Limit is $200. Your Deduction Limit cannot, in any event, exceed 100% of your compensation.

  EXAMPLE 1: Ms. Smith, a single person, is an active participant and has an AGI of $31,619. She calculates her deductible IRA contribution as follows:

  HER AGI IS $31,619
   HER THRESHOLD LEVEL IS $25,000
   HER EXCESS AGI IS (AGI-THRESHOLD LEVEL) OR
   ($31,619-$25,000)=$6,619
   HER MAXIMUM ALLOWABLE DEDUCTION IS $2,000
   SO, HER IRA DEDUCTION LIMIT IS:

 $10,000-$6,619
    $10,000           X       $2,000        =      $676 (ROUNDED TO $680)

  EXAMPLE 2: Mr. and Mrs. Young file a joint tax return. Each spouse earns more than $2,000 and one is an active participant. They have a combined AGI of $44,255. They may each contribute to an IRA and calculate their deductible contributions to each IRA as follows:

  THEIR AGI IS $44,255
   THEIR THRESHOLD LEVEL IS $40,000
   THEIR EXCESS AGI IS
   (AGI-THRESHOLD LEVEL) OR ($44,255-$40,000)=$4,255
   THE MAXIMUM ALLOWABLE DEDUCTION FOR EACH SPOUSE IS $2,000

So, each spouse may compute his or her IRA deduction limit as follows:

 $10,000-$4,255                                       $1,149 (ROUNDED TO
    $10,000           X       $2,000        =               $1,150)

  EXAMPLE 3: If, in example 2, Mr. Young did not earn any compensation, or elected to be treated as earning no compensation, Mrs. Young could establish a Spousal IRA (consisting of an account for herself and one for her husband). The amount of deductible contributions which could be made to the two IRAs is calculated using a Maximum Allowable Deduction of $4,000 (for years after 1996) rather than $2,000.

 $10,000-$4,255                                       $2,298 (ROUNDED TO
    $10,000           X       $4,000        =               $2,300)

                                    -------

                                ----------------
                                 GT GLOBAL IRA

  The $2,300 must then be divided between the two accounts so that each IRA may receive a deductible contribution of $1,150.

  EXAMPLE 4: Mr. Jones, a married person files a separate tax return and lived with Mrs. Jones during the year and is an active participant. He has $1,500 of compensation and wishes to make a deductible contribution to an IRA.

 HIS AGI IS $1,500.
  HIS THRESHOLD LEVEL IS $0.
  HIS EXCESS AGI IS (AGI-THRESHOLD LEVEL) OR ($1,500-$0) = $1,500
  HIS MAXIMUM ALLOWABLE DEDUCTION IS $2,000.
  SO, HIS IRA DEDUCTION LIMIT IS:

 $10,000-$1,500
    $10,000       X $2,000 = $1,700

  Even through his IRA deduction limit under the formula is $1,700, Mr. Jones may not deduct an amount in excess of his compensation, so, his actual deduction is limited to $1,500.

  EXAMPLE 5: If, in example 2, the Youngs filed separate tax returns but lived together during any part of the year, Mr. and Mrs. Young are each considered an active participant, even though only Mrs. Young was the active participant. If Mr. Young's AGI is $21,000, he may contribute to his IRA and would calculate his deductible contribution as follows:

 HIS AGI IS $21,000.
  HIS THRESHOLD LEVEL IS $0.
  HIS EXCESS AGI IS (AGI-THRESHOLD LEVEL) OR ($21,000-$0) = $21,000 HIS MAXIMUM ALLOWABLE DEDUCTION IS $2,000.
  SO, HIS IRA DEDUCTION LIMIT IS:

 $10,000-$21,000
     $10,000       X $2,000 = $0

  Mr. Young would not be entitled to claim any deduction for an IRA contribution in these circumstances.

  EXAMPLE 6: If, in example 5, Mr. and Mrs. Young lived apart the entire year, Mr. Young would determine the deductibility of his IRA contribution under the rules applicable to single persons who are not active participants. Accordingly, Mr. Young would be entitled to deduct the full amount of his maximum allowable contribution.

  As an alternative, you may determine your Deduction Limit by consulting the Table found in IRS Publication 590.

SPOUSAL IRAS

  As noted in Example 3 above, under the Act you may contribute to a Spousal IRA even if your spouse has earned some compensation during the year. Provided your spouse does not make a contribution to an IRA, you may set up a Spousal IRA consisting of an account for your spouse as well as an account for yourself. The maximum deductible amount for the Spousal IRA (for years after 1996) is the lesser of $4,000 or 100% of compensation.

NONDEDUCTIBLE CONTRIBUTIONS TO IRAS

  Even if you are above the threshold level and thus may not make a deductible contribution of $2,000 ($4,000 for a Spousal IRA), you may still contribute up to the lesser of 100% of compensation or $2,000 to an IRA ($4,000 for a Spousal
IRA). The amount of your contribution which is not deductible will be a nondeductible contribution to the IRA. You may also choose to make a contribution nondeductible even if you could have deducted part or all of the contribution. Interest or other earnings on your IRA contribution whether from deductible or nondeductible contributions will not be taxed until taken out of your IRA and distributed to you.

  If you make a nondeductible contribution to an IRA you must report the amount of the nondeductible contribution to the IRS as a part of your tax return for the year.

  You may make a $2,000 contribution at any time during the year, if your compensation for the year will be at least $2,000, without having to know how much will be deductible. When you fill out your tax return you may then figure out how much is deductible.

  You may withdraw an IRA contribution made for a year any time before April 15 of the following year. If you do so, you must also withdraw the earnings attributable to that portion and report the earnings as income for the year for which the contribution was made. If some portion of your contribution is not deductible, you may decide either to withdraw the nondeductible amount, or to leave it in the IRA and designate that portion as a nondeductible contribution on your tax return.

IRA DISTRIBUTIONS

  Because nondeductible IRA contributions are made using income which has already been taxed (that is, they are not deductible contributions), the portion of the IRA distributions consisting of nondeductible contributions will not be taxed again when received by you. If you make any nondeductible IRA contributions, each distribution from your IRA will consist of a nontaxable portion (return of nondeductible

                                    -------

                                ----------------
                                 GT GLOBAL IRA

contributions) and a taxable portion (return of deductible contributions, if any, and account earnings).

  Thus, you may not take a distribution which is entirely tax-free if you have made any deductible contributions. The following formula is used to determine the nontaxable portion of your distributions for a taxable year:

        REMAINING
      NONDEDUCTIBLE                        TOTAL                  NONTAXABLE
      CONTRIBUTIONS             X      DISTRIBUTIONS      =      DISTRIBUTIONS
    YEAR-END TOTAL IRA                   (FOR THE                  (FOR THE
     ACCOUNT BALANCES                      YEAR)                    YEAR)

To figure the year-end total IRA account balance you treat all of your IRAs as a single IRA. This includes all regular IRAs, as well as Simplified Employer Pension (SEP) IRAs, and Rollover IRAs. You also add back the distributions taken during the year.

  EXAMPLE: An individual makes the following contributions to his or her IRAs:

  YEAR     DEDUCTIBLE   NONDEDUCTIBLE
---------  -----------  --------------
1992        $   2,000
1993            1,800
1994            1,000     $    1,000
1995              600          1,400
           -----------       -------
            $   5,400     $    2,400

Deductible Contributions:     $   5,400
Nondeductible Contributions:      2,400
Earnings on IRAs:                 1,200
                              ---------
Total Account Balance of IRAs as of
12/31/95:                      $9,000
(including distributions in 1995)

  In 1995, the individual takes a distribution of $3,000. The total account balance in the IRAs on 12/31/95, plus 1995 distributions, is $9,000. The nontaxable portion of the distributions for 1995 is figured as follows:

TOTAL NONDEDUCTIBLE CONTRIBUTIONS $2,400
TOTAL ACCOUNT BALANCE IN THE      ------     X          $3,000 = $800
  IRAS PLUS DISTRIBUTIONS         $   9,000

  Thus, $800 of the $3,000 distribution in 1995 will not be included in the individual's taxable income. The remaining $2,200 will be taxable for 1995.

SIMPLIFIED EMPLOYEE PENSION ACCOUNTS

  Your IRA may be used as part of a SEP established by your employer, or by you if you are self-employed. Generally, your employer, or you if self-employed, may contribute to your SEP-IRA up to a maximum of 15% of your compensation or $22,500, whichever is less. If your IRA is used as part of a salary reduction SEP, you may elect to reduce your compensation, up to a maximum of 15% of your compensation or $9,500 (adjusted), whichever is less, and have your employer contribute that amount to your SEP-IRA. If your employer maintains both a salary reduction SEP and a regular SEP, the contribution limit to both SEPs together is 15% of your compensation or $22,500, whichever is less. It is your and your employer's responsibility to see that contributions in excess of normal IRA limits are made under a valid SEP and are, therefore, proper. Generally, under a SEP, an IRA must be set up for each employee who is (1) at least 21 years old,
(2) has worked for the employer in any of the 3 of the 5 years immediately preceding the particular tax year and (3) has received from the employer at least $400 (or other amount resulting from cost-of-living adjustment) in compensation for the tax year. Certain employees may be excluded from the Plan. You should review the attached Form 5305-SEP for more information regarding your Simplified Employee Pension.

--------------------------------------------
6. TAX-FREE TRANSFER CONTRIBUTIONS
--------------------------------------------

  Transfers allow you to transfer IRA assets directly from one IRA trustee or custodian to another on a tax-free basis. If you already have an IRA with another trustee or custodian, you may direct that trustee or custodian to transfer your IRA assets to your GT Global IRA without tax consequences, in accordance with the rules of your existing account. You may not take a deduction for the amount. To authorize the GT Global IRA Custodian to arrange a direct transfer from your existing IRA, please complete the attached IRA Transfer Authorization as well as the IRA Application.

--------------------------------------------
7. TAX-FREE ROLLOVER CONTRIBUTIONS
--------------------------------------------

  Rollover contributions permit you to contribute amounts you are eligible to, or actually, receive from one retirement program to another without incurring any income tax liability. The source of a rollover contribution to an IRA is typically either a distribution from a qualified retirement plan, a tax-sheltered 403(b) annuity or custodial account, or another IRA. Most distributions may be rolled over to an IRA without regard to whether it is a total or a

                                    -------

                                ----------------
                                 GT GLOBAL IRA

partial distribution, except for certain distributions such as minimum required distributions, annuity payments, installments over a period of ten or more years, and certain payments to non-spouse beneficiaries and alternate payees that are not eligible for rollover treatment.

  IF YOU ARE ELIGIBLE TO RECEIVE A DISTRIBUTION FROM A QUALIFIED PLAN OR A 403(B) PROGRAM, you may wish to have your eligible rollover distribution paid directly to your GT Global IRA in order to avoid 20% withholding on the distribution (which will be credited against your federal income taxes). If you have a direct rollover of your eligible distribution, no income tax will be withheld and your distribution will not be taxed until you take it out of your IRA. To facilitate a direct rollover, please complete the attached IRA Direct Rollover Instructions as well as the IRA Application. If, instead, you have your eligible rollover distribution paid to you, you will receive only 80% of the payment (because of the required 20% withholding) all or part of which may be rolled over into a GT Global IRA within 60 days of your receipt of the distribution. The amount rolled over will not be taxed until you take it out of your IRA. NOTE that if you want to avoid being taxed on the amount that was withheld, you will need to find other money to replace the 20% that was withheld and contribute it to your IRA within the 60-day period.

  This mandatory withholding does not apply to distributions you receive from another IRA. All or part of an eligible distribution from another IRA may be rolled over, into a GT Global IRA by the 60th day after you receive the benefits from your first IRA.

  Whether you do a direct rollover or a rollover of amounts that are initially paid to you, you will not be taxed on (nor can you take a deduction for) the amount you roll over. You will not be taxed on the amount transferred, and you cannot take a tax deduction for that amount. You will be taxed on the portion of the distribution, if any, which is not reinvested within 60 days. The following summarizes some of the other rules applicable to rollover contributions.

  Rollovers between individual retirement programs may occur only once in any 12-month period, BUT THIS LIMIT DOES NOT APPLY TO A TRUSTEE-TO-TRUSTEE TRANSFER DESCRIBED IN SECTION 6 ABOVE.

  If property has been received from a retirement program, it may be sold and the proceeds of the sale rolled over. For example, if you were to receive a distribution consisting of stock, you could sell the stock and contribute the money you received from the sale to your IRA within the 60-day period from your receipt of the stock. If you did not contribute all of the money you received from the sale, you would be taxed on the portion not rolled over.

  In general, you may roll over all or part of a distribution from your employer's qualified plan or 403(b) program (except the portion, if any, representing your own employee contributions to the plan) to your new IRA. You may do this even though you are not otherwise allowed to make deductible contributions into an IRA.

  Tax-free rollover treatment will also apply, in certain circumstances, where you receive a distribution in a parent-subsidiary or controlled group relationship. Any amounts distributed from an employer's qualified plan will not be eligible for five-year forward averaging if part of the distribution is rolled-over into an IRA.

  If you roll over an amount into an IRA from a qualified plan, you may be allowed at a later date to roll those proceeds back into another qualified plan. In order to do so, however, the proceeds may not have been mixed with regular contributions or funds from other sources.

  Since many of the rules with respect to rollover situations are rather complex, you should check with your own tax adviser as to your ability to effect a rollover in your particular circumstances.

--------------------------------------------
8. EXCESS CONTRIBUTIONS
--------------------------------------------

  Generally, an excess contribution is the amount of any contributions to your IRA (other than a proper rollover or transfer contribution) for a taxable year that exceeds your IRA contribution limit for that year. If you make an excess contribution, no income tax deduction will be allowed for the excess contribution, and you may be subject to a 6% excise tax on the amount of the excess contribution.

  The 6% excise tax is imposed with respect to the tax year for which the excess contribution is made and for each later year until the excess amount is eliminated. The amount of this excise tax for any year cannot exceed 6% of the value of the account, determined as of the close of that tax year.

                                    -------

                                ----------------
                                 GT GLOBAL IRA

  If you make a contribution to your IRA for a taxable year which exceeds your IRA contribution limit, whether deductible or nondeductible, you may be permitted to designate the contribution as a nondeductible IRA contribution by the due date for filing your Federal income tax return, not including extensions. As an alternative, you may withdraw the contribution from your IRA and the earnings thereon at any time prior to the due date for filing your Federal income tax return, including extensions, for the taxable year for which the contribution was made. If this is done, the return of the contribution will not be includible in your gross income as an IRA distribution, and the contribution will not be subject to the 6% excise tax on excess contributions (assuming the contribution is not deducted on your return). However, the earnings on the contribution will be taxable income in the year for which the contribution was made, and may possibly be subject to the 10% tax on early distributions if you are under age 59 1/2 (see Section 10 below).

  If you make an excess contribution to your IRA that exceeds your IRA contribution limit, and you withdraw the excess contribution after the due date for filing your Federal income tax return (including extensions), the returned excess contribution will not be includible in your gross income as an IRA distribution (subject to possible premature distribution penalties) if: (1) your total IRA contributions for the year were not more than $2,250 ($4,000 for years after 1996) and (2) you did not deduct the excess contribution on your return (or if the deduction you claimed was disallowed by the Internal Revenue Service). However, you must pay the 6% excise tax on the excess contribution for each taxable year that it is still in your IRA at the end of the following year. Under this procedure, you are not required to withdraw any earnings attributable to the excess contribution.

  You may also eliminate an excess contribution from your IRA in a subsequent year by not contributing the maximum amount for that year and applying the excess contribution to the subsequent year's contribution. You may be entitled to a deduction for the amount of the excess contribution that is applied in the subsequent year, provided you did not previously deduct the excess contribution (or if the deduction you claimed was disallowed by the Internal Revenue Service). However, if you incorrectly deducted an excess contribution in a closed taxable year (i.e., one for which the period to assess a deficiency has expired), the amount of the excess contribution cannot be deducted again in the subsequent year in which it is applied.

--------------------------------------------
9. DISTRIBUTIONS
--------------------------------------------

  Taxable distributions from your IRA are taxed as ordinary income regardless of their source. They are not eligible for capital gains treatment or the special 5-year averaging rules that apply (for tax years beginning prior to 2000) to lump sum distributions from qualified employer plans.

  As provided in Form 5305-A, you may elect to have your IRA distributed in: a single sum payment; an annuity contract; or equal annual installments over a specified period not to exceed your life expectancy or the joint life and last survivor expectancy of you and your designated beneficiary. In general, you must begin receiving distributions from your IRA no later than April 1 following the calendar year in which you reach age 70 1/2. There is a prescribed minimum amount for such distributions and an excise tax may be imposed if the amount distributed to you is less than the required amount. If you die before your IRA is completely distributed to you, the remaining balance in your IRA will be distributed to your beneficiary(ies) either in accordance with the method of distribution in effect at your death (if on or after the required beginning date) or as otherwise permitted (if your death occurs prior to the required beginning date).

  You may have to pay an additional 15% excess distribution tax on IRA and qualified retirement plan distributions that exceed $150,000 (which is an indexed amount and may be subject to further adjustment). This excise tax is reduced by any tax you may owe on premature distributions which apply to this excess distribution. This 15% tax may not apply in certain circumstances. You should contact your own tax advisor for more information.

--------------------------------------------
10. PREMATURE DISTRIBUTIONS
--------------------------------------------

  A penalty tax of 10% is imposed on taxable distributions made to you or your beneficiaries before you attain age 59(1)/(2). No penalty tax will be imposed if the distribution is (i) a return of nondeductible contributions, (ii) made on account of your death or disability, (iii) made in substantially equal payments over life or life

                                    -------

                                ----------------
                                 GT GLOBAL IRA

expectancy as permitted in accordance with the provisions of Section 72(t)(2) of the Code and the regulations promulgated thereunder, or (iv) contributed as a "rollover" within 60 days. In addition, for distributions made after 1996, the penalty tax does not apply if the distribution is made (i) to pay for medical expenses in excess of 7.5% of your adjusted gross income or (ii) if you are unemployed, to pay for medical insurance premiums after you have received unemployment compensation for a specified period. This tax is in addition to any tax that is due because you must include the portion of the premature distribution attributable to deductible contributions and all earnings in your gross income.

--------------------------------------------
11. TAXABILITY OF ACCOUNT
--------------------------------------------

  Your IRA is exempt from tax unless you or your beneficiaries engage in a prohibited transaction under Section 4975 of the Internal Revenue Code. Examples of prohibited transactions include your borrowing from the IRA or your selling property to or buying property from the IRA.

  If you engage in a prohibited transaction, your IRA will lose its tax exempt status as of the first day of the tax year in which the prohibited transaction occurs. Once your IRA loses its exempt status, you must include the fair market value of its assets in your income for that tax year. You will also be subject to the 10% penalty tax on premature distributions.

  If you use your IRA or any portion thereof as security for a loan, the portion so used will be treated as distributed to you and will be currently taxable and subject to the 10% tax on premature distributions.

--------------------------------------------
12. FINANCIAL DISCLOSURES
--------------------------------------------

  Contributions to your IRA will be invested in shares of a GT Global Mutual Fund. You may receive earnings on your shares in the form of income dividends or net realized capital gain distributions. Such earnings will be reinvested in additional shares of a GT Global Mutual Fund. The growth in value of the IRA is neither guaranteed nor projected. The gross income received by a GT Global Mutual Fund is reduced by the fees paid to the manager of the Fund, Chancellor LGT Asset Management, Inc., and by expenses incurred by the Fund, such as accounting fees, taxes, interest, trustee fees and brokerage charges. Each Fund's prospectus contains more complete information including charges, expenses, the risks of global investing and other matters of interest to a prospective investor.

--------------------------------------------
13. MISCELLANEOUS
--------------------------------------------

  You are required to file form 5329 (Return for Individual Retirement Savings Arrangements) for a taxable year in which you are subject to penalty taxes in connection with your IRA.

  The enclosed agreement has been approved as to form for use in establishing custodial accounts by the Internal Revenue Service. The Internal Revenue Service approval is a determination as to form only and does not represent a determination of the merits of the account.

  The proceeds from the custodial account may be used by you as a rollover contribution to another account or annuity or retirement bond.

--------------------------------------------
14. ADDITIONAL INFORMATION
--------------------------------------------

  Additional information on Individual Retirement Accounts can be obtained from any district office of the Internal Revenue Service (IRS Publication 590).

                                    -------

                              [CAMERA READY COPY]

                                  ARTICLE VIII

See Exhibit A to Form 5305-A for additional terms applicable to your GT Global IRA. Exhibit A is incorporated in and made part of your GT Global IRA by this reference.

                                ----------------
                                 GT GLOBAL IRA

                           EXHIBIT A TO FORM 5305-A,
                                  ARTICLE VIII
----------------------------------------------------------

The following provisions constitute Article VIII of Form 5305-A which is used to establish your GT Global IRA.

  1. The Custodian is under no duty to compel the Depositor to make any contributions to the Account and shall have no duty to assure that such contributions are appropriate in amount (except to the extent that no annual contributions may exceed $2,000 or such other maximum annual level as may be later authorized by law).

  2. The amount of each contribution by a Depositor shall be applied to the purchase of shares of GT Global Mutual Funds (hereinafter "Funds"). The Depositor acknowledges receipt of the appropriate current prospectus of the Funds. All dividends and capital gain distributions received on securities held in the Custodial Account (the "Account") shall be reinvested in additional shares of the Funds and credited to the Account. Shares acquired in the Account will be held beneficially for the Depositor in the name of the Custodian or its nominee.

  3. The Custodian shall deliver to the Depositor all shareholder notices and reports, prospectuses, financial statements, proxy material and other material as they are received from the Funds. The Custodian shall vote at all shareholder meetings of the Funds in accordance with written instructions of the Depositor which will be secured by the Custodian. If no written instructions are received from the Depositor, the Depositor's shares shall not be voted.

  4. The Custodian may resign upon at least 60 days written notice to the Depositor and may be removed by the Depositor upon 60 days written notice to the Custodian. Upon resignation by the Custodian, it shall transfer the assets of the Account in such a manner as the Depositor shall designate, but in the absence of such designation, the Custodian will use its best efforts to transfer the assets of the Account to a successor custodian to be held under an Individual Retirement Account qualifying under Section 408 of the Internal Revenue Code. Upon removal of the Custodian by action of the Depositor, the assets of the Account shall be transferred in accordance with the Depositor's instructions.

  5. If the Depositor does not effectively elect any of the methods of distribution described above by the April 1 following the calendar year in which he or she reaches age 70 1/2, the assets of the Account shall be distributed to the Depositor in equal or substantially equal payments over the Depositor's life expectancy in accordance with the minimum distribution requirements applicable to the Account as described in Article IV of Form 5305-A unless the Depositor effectively elects another method of distribution.

  6. By completing the Beneficiary Designation section of the IRA Application, the Depositor may designate one or more beneficiaries to receive such benefits in the event of his death. Should the Depositor die without an effective designation of beneficiary, the assets of the Account shall be distributed to the Depositor's surviving spouse, or if there is no surviving spouse, to the Depositor's estate in a single payment, unless another method of distribution has been elected by such spouse or estate, as applicable.

  7. In the event a Depositor's contribution to the Account in any year exceeds $2,000, such excess amount shall be deemed to be a "rollover contribution" permitted under Article I of the Account agreement, unless the Depositor certifies otherwise to the Custodian in a form satisfactory to it.

                                    -------

                                ----------------
                                 GT GLOBAL IRA

                                     NOTES
----------------------------------------------------------

                                    -------

[LOGO]
 GT Global Mutual Funds
 P.O. Box 7345, San Francisco, CA 94120-7345                                                                  IRA APPLICATION
 800/223-2138

 ACCOUNT REGISTRATION  / / NEW ACCOUNT    / / ACCOUNT REVISION (ACCOUNT NO. ________________________________)

 TYPE OF ACCOUNT:  / / CONTRIBUTORY  / / ROLLOVER  / / SIMPLIFIED EMPLOYEE PENSION-IRA
                                                                                        (SEP-IRA)
 / / THIS IS A TRANSFER. I HAVE ATTACHED A COMPLETED IRA TRANSFER AUTHORIZATION.

                                                              Telephone Number( ) ____________________________
 Name ________________________________                        ________________________________________________
 Address______________________________                        Social Security Number / / or Tax I.D. Number / / (Check
       Street                                                 applicable box)
________________________________                              If more than one owner, social security number or taxpayer
 City     State     Zip Code                                  identification number should be provided for first owner
                                                              listed.
                                                              Date of Birth______________________________
 FUND SELECTION & INITIAL CONTRIBUTION
 Enclosed is a check for $ ___________________ made payable to GT Global (as agent for the Custodian) to be invested in the Fund(s)
 hereby specified. EACH GT GLOBAL MUTUAL FUND ISSUES THREE CLASSES OF SHARES. CLASS A SHARES ARE SOLD WITH AN INITIAL SALES CHARGE
 WHILE CLASS B SHARES ARE SOLD WITHOUT AN INITIAL SALES CHARGE BUT ARE SUBJECT TO HIGHER EXPENSE LEVELS AND TO A CONTINGENT DEFERRED
 SALES CHARGE PAYABLE ON CERTAIN REDEMPTIONS. ADVISOR CLASS SHARES ARE SOLD THROUGH A DIFFERENT PROSPECTUS THAN CLASS A AND CLASS B
 SHARES, ARE NOT SOLD DIRECTLY TO THE GENERAL PUBLIC AND ARE ONLY AVAILABLE THROUGH CERTAIN EMPLOYEE BENEFIT PLANS, FINANCIAL
 INSTITUTIONS AND OTHER ENTITIES THAT HAVE ENTERED INTO SPECIFIC AGREEMENTS WITH GT GLOBAL, INC. PLEASE READ THE PROSPECTUS OF SUCH
 FUNDS CAREFULLY BEFORE YOU INVEST. (If this is a transfer from another IRA, please indicate Fund preference and the percentage of the contribution you wish allocated to each Fund only. Also complete the separate IRA Transfer Authorization Form.)

 TO PURCHASE THE FUNDS LISTED BELOW PLEASE SELECT EITHER:
 / / CLASS A SHARES / /CLASS B SHARES (NOT AVAILABLE FOR PURCHASES OF $500,000 OR MORE OR FOR THE GT GLOBAL DOLLAR FUND) OR
 / / ADVISOR CLASS SHARES.
 If a class share box is not checked, your investment will be made in Class A shares.

                                     INITIAL CONTRIBUTION                                            INITIAL CONTRIBUTION
  07 / / GT GLOBAL WORLDWIDE    $ ______________ OR             03 / / GT GLOBAL EUROPE GROWTH  $ ______________ OR
  GROWTH FUND                   ______________%                 FUND                            ______________%
  05 / / GT GLOBAL              $ ______________ OR             13 / / GT GLOBAL LATIN AMERICA  $ ______________ OR
  INTERNATIONAL GROWTH FUND     ______________%                 GROWTH FUND                     ______________%
  16 / / GT GLOBAL EMERGING     $ ______________ OR             24 / / GT GLOBAL AMERICA SMALL  $ ______________ OR
  MARKETS FUND                  ______________%                 CAP GROWTH FUND                 ______________%
  22 / / GT GLOBAL CONSUMER     $ ______________ OR             06 / / GT GLOBAL AMERICA MID    $ ______________ OR
  PRODUCTS AND SERVICES FUND    ______________%                 CAP GROWTH FUND                 ______________%
  17 / / GT GLOBAL FINANCIAL    $ ______________ OR             23 / / GT GLOBAL AMERICA VALUE  $ ______________ OR
  SERVICES FUND                 ______________%                 FUND                            ______________%
  11 / / GT GLOBAL HEALTH CARE  $ ______________ OR             04 / / GT GLOBAL JAPAN GROWTH   $ ______________ OR
  FUND                          ______________%                 FUND                            ______________%
  19 / / GT GLOBAL              $ ______________ OR             10 / / GT GLOBAL GROWTH &       $ ______________ OR
  INFRASTRUCTURE FUND           ______________%                 INCOME FUND                     ______________%
  21 / / GT GLOBAL NATURAL      $ ______________ OR             08 / / GT GLOBAL STRATEGIC      $ ______________ OR
  RESOURCES FUND                ______________%                 INCOME FUND                     ______________%
  15 / / GT GLOBAL              $ ______________ OR             09 / / GT GLOBAL GOVERNMENT     $ ______________ OR
  TELECOMMUNICATIONS FUND       ______________%                 INCOME FUND                     ______________%
  02 / / GT GLOBAL NEW PACIFIC  $ ______________ OR             18 / / GT GLOBAL HIGH INCOME    $ ______________ OR
  GROWTH FUND                   ______________%                 FUND                            ______________%
  01 / / GT GLOBAL DOLLAR FUND  $ ______________ OR             TOTAL INITIAL CONTRIBUTION:          $  ________________
                                ______________%
                                                                CONTRIBUTION YEAR:                     ________________

 NOTE: Minimum Initial Contribution -- $100 per Fund
       Maximum Annual Individual Contribution (except for rollovers and transfers) -- $2,000
       Maximum Annual Individual and Spousal Contribution (except for rollovers and transfers) -- $4,000 ($2,250 for years prior to 1997, in any combination, provided no more than $2,000 is invested in any one account).
       Maximum Annual SEP-IRA Contribution -- See Disclosure Statement

 TELEPHONE EXCHANGE
 I, either directly or through the Authorized Agent, if any, named below, hereby authorize the Transfer Agent of the GT Global Mutual Fund, to honor any telephone, telex or telegraphic instructions believed to be authentic for exchange between any of the Funds distributed by GT Global, Inc. I understand and agree that the account will be subject to the telephone exchange privilege described in the applicable GT Global Mutual Fund's current prospectus and agree that GT Global, Inc., GT Global Mutual Funds and the Funds' Transfer Agent, their officers and employees, will not be responsible for the authenticity of any telephone, telex, or telegraphic instructions nor be liable for any loss arising out of any such telephone, telex or telegraphic instructions effected including any such loss due to negligence on the part of such entities.

 FOR USE BY AUTHORIZED AGENT (BROKER/DEALER OR ADVISOR) ONLY

 We hereby submit this IRA Application for the purchase of shares including shares purchased under a Right of Accumulation or Letter of Intent in accordance with the terms of our Selling Agreement with GT Global, Inc. and with the Prospectus(es) for the GT Global Mutual Fund(s). We agree to notify GT Global, Inc. of any purchases properly made under a Letter of Intent or Right of Accumulation.

 Investment Dealer or Advisor Name_____________________________________________
 Main Office Address___________________________________________________________
 Branch Number_______ Representative's Number______ Representative's Name______

 Branch Address ______________________________________________            Telephone Number __________________

 For Class A and B shares only:
 Investment Dealer's Authorized Signature X __________________            Title _____________________________

 For Advisor Class shares only:
 We hereby submit this IRA Application for the purchase of Advisor Class shares in accordance with the terms of our Advisor Class
 Agreement with GT Global, Inc. and with the Prospectus and Statement of Additional Information of each Fund purchased.

 Advisor's Authorized Signature  X ___________________________            Title _____________________________

DESIGNATION OF BENEFICIARY(IES)
If you require more room to name additional beneficiaries, please provide the necessary information on a separate sheet, and indicate next to each name whether beneficiary is primary or contingent.
PRIMARY BENEFICIARY(IES)
I hereby designate the following person(s) to receive any interest remaining in my IRA upon my death:

1. Name ________________________________           Address ______________________
   Relationship ___________ DOB _________          Social Security Number ______________           Share of Account __%
2. Name ________________________________           Address ______________________
   Relationship ___________ DOB _________          Social Security Number ______________           Share of Account __%
CONTINGENT BENEFICIARY(IES)
I hereby designate the following person(s) to receive any interest remaining in my IRA upon my death:
1. Name ________________________________           Address ______________________
   Relationship ___________ DOB _________          Social Security Number ______________           Share of Account __%
2. Name ________________________________           Address ______________________
   Relationship ___________ DOB _________          Social Security Number ______________           Share of Account __%

 Unless otherwise indicated above, the benefit payable hereunder shall be paid in equal shares to the Primary Beneficiaries who survive the Participant. If no Primary Beneficiary(ies) survives the Participant, the payment shall be made in equal shares (or as otherwise indicated above) to the Contingent
 Beneficiary(ies) who survive the Participant. The Participant reserves the right to change the above beneficiary by filing a new Beneficiary Designations
 Form with the Custodian. Should no named beneficiary survive the date of distribution, the account shall be distributed to my surviving spouse, or if there is no surviving spouse, in a single payment to my estate. ONLY THE MOST
 RECENT EXECUTED DESIGNATION OF BENEFICIARY(IES) ON FILE WITH GT GLOBAL
 INVESTOR SERVICES, INC. (AS AGENT FOR THE CUSTODIAN) WILL BE HONORED.

 CONSENT OF SPOUSE

 I consent to the above Beneficiary Designation.

 Signature of Spouse:
 __________________________________________________________________
 Date:
 __________________
 (Note: May be required in community property states if any person other than or in addition to Participant's Spouse is designated as Beneficiary.)

REDUCED SALES CHARGES


 RIGHT OF ACCUMULATION -- CLASS A SHARES ONLY

 / / I certify that I qualify for the Right of Accumulation sales charge discount described in the prospectus and statement of additional information of the Fund(s) purchased.

 / / I own shares of more than one GT Global Mutual Fund. Below is a schedule showing the numbers of each of my Shareholder Accounts.

 / / The registration of some of my shares differs from that shown on this IRA
     Application. Below is a schedule showing the account number(s) and full registration in each case.

STATEMENT OF INTENTION -- CLASS A SHARES ONLY

I agree to the Statement of Intention set forth in the Prospectus(es) for the Fund(s) in which I am investing. Although I am not obligated to do so, it is my intention to invest over a thirteen-month period in Class A shares of the GT Global Mutual Funds, in an aggregate amount at least equal to:

/ / $50,000           / / $100,000           / / $250,000          / / $500,000

  LIST OF OTHER GT GLOBAL MUTUAL FUND ACCOUNTS:

  _______________________________________________   ___________________________
  _______________________________________________   ___________________________
  _______________________________________________   ___________________________
 Account Numbers                                      Account  Registrations

 AGREEMENT AND SIGNATURE

 I acknowledge receipt of the Disclosure Statement and IRA Agreement (IRS Form 5305-A) for the GT Global IRA. I acknowledge receipt of the current Prospectus(es) of the Fund(s) in which I have directed GT Global Investor Services, Inc. (as agent for the Custodian) to invest my contribution(s). I agree to the terms and provisions set forth in this IRA Application including those contained in the Telephone Exchange section, the Disclosure Statement, the Individual Retirement Custodial Account Agreement (IRS Form 5305-A) and the Prospectus(es). AS REQUIRED BY THE INTERNAL REVENUE SERVICE, I CERTIFY, UNDER PENALTIES OF PERJURY, THAT THE TAXPAYER IDENTIFICATION NUMBER GIVEN ON THE FACE OF THIS IRA APPLICATION IS CORRECT AND THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING IN MY IRA(S). THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

 Signature X_______________________________ Date ______________________________
           Individual

[LOGO]
 GT Global Mutual Funds
 P.O. Box 7345, San Francisco,         IRA TRANSFER AUTHORIZATION
 CA 94120-7345
 800/223-2138

 Please complete a separate Transfer Authorization for each Account to be transferred.

 TO EXISTING CUSTODIAN:
 Name of Existing Custodian_____________________ Telephone_(________)__________

 Address
 _______________________________________
 Street
 _______________________________________
 City
 ____________________
 State
 ____________________
 Zip Code

 Individual Policy or Account:______________________ in the name of ___________
                           Account Name    Account Number         Your Name
 Please liquidate/transfer in kind* $________________ or ________________% of my IRA identified above and transfer those funds by a check, made payable to
 GT Global, for __________________________, IRA Account #______________________
              Investor's Name                       Existing GT Global
                                                   Account Number, if applicable

 AGE 70 1/2 RESTRICTIONS

 (Please complete this section if you will be age 70 1/2 or older in the transfer year.)
 The following transfer restrictions apply to this transaction:

1. Required Minimum Distribution. I authorize the Custodian or Trustee named above (select one):
   / / to distribute my required minimum distribution to me prior to transferring my IRA assets.
   / / to segregate and retain minimum distribution amount. Distribute on ________________, 19__.
2. Required Elections. (Complete only if you have reached your required beginning date, i.e.,
   April 1, following the year in which you  attain age 70 1/2.)
   a. My oldest primary beneficiary with respect to the transferring IRA is:
   Name _____________________  Birthdate _______________  Relationship ______________________
   b. My life expectancy / / was / / was not being recalculated.
   c. The life expectancy of my spouse beneficiary / / was / / was not being recalculated
   / / Not Applicable. I am aware that the elections indicated above became irrevocable as of my required beginning date and will apply to the IRA with the new Custodian indicated below.

 THIS FORM, ALONG WITH ALL CHECK(S) SHOULD BE MAILED TO: GT GLOBAL (AS AGENT FOR THE CUSTODIAN), P.O. BOX 7345, SAN FRANCISCO, CA 94120-7345.

X
____________________   ____________________   ____________________
Investor's Signature   Date                   Signature Guarantee
                                                (if required by
                                               current Custodian)

 * If this IRA currently holds shares of a GT Global Mutual Fund, you may request a direct transfer of shares.

 FOR GT GLOBAL USE ONLY

 GT Global Investor Services, Inc. (as agent for the GT Global IRA Custodian) agrees to accept the transfer described above and upon written receipt will apply the proceeds to investments as designated by the Investor.
 X_____________________________________________________         ____________
 Signature of Custodian or its
 Agent                                                          Date

[LOGO]
 GT Global Mutual Funds
 P.O. Box 7345, San Francisco,                IRA DIRECT ROLLOVER
 CA 94120-7345                                       AUTHORIZATION
 800/223-2138

 TO CURRENT PLAN ADMINISTRATOR OR 403(b) CUSTODIAN:
 Name of Current Plan Administrator or 403(b) Custodian:_____________
 Telephone (________)__________________________________________________________
 Address:_______________________ ______________________ ___________ ___________
                          Street                   City       State    Zip Code
 Plan Account:_________________________________________________________________
             Plan Account Name       Plan Account Number           Name of Plan
                                                                   Participant

 Please pay my entire eligible rollover distribution from the plan identified above directly to my GT Global IRA Custodian, for
 ________________________________________________________________________, IRA
 Account #_______________________________________________________________
 Participant Name           (GT Global Account #, if known)
 I. ROLLOVER/DIRECT ROLLOVER FROM AN EMPLOYER PLAN

A. I certify that my employer's qualified plan, qualified annuity, or 403(b) plan has made or will make an Eligible Rollover Distribution which is being paid in a Direct Rollover to the Custodian of my IRA; or
B. This Direct Rollover is not part of a series of payments over my life expectancy(ies )
   or over a period of 10 years or more.
C. This Direct Rollover does not include any "after tax" employee contributions made by me to the employer's plan.
D. This Direct Rollover does not include any required minimum distributions with respect to the employer's plan.
E. I certify that I am eligible to establish an IRA with this Direct Rollover of an Eligible
   Rollover Distribution, and that I am:
   / / 1.  the plan participant;
   / / 2.  the surviving spouse of the deceased plan participant; or
   / / 3.  the spouse or former spouse of the plan participant under a Qualified Domestic Relations Order.

 II. ADDITIONAL INFORMATION FOR ROLLOVERS BEGINNING AT AGE 70 1/2

 (Complete the following only if the direct rollover is being made after the Participant's required beginning date, the April 1st following the calendar year during which the Participant attained age 70 1/2):

 1. My oldest primary beneficiary under the distribution plan is:
 __________________________________________________________________
   Birthdate   _________________________ Relationship   _______________________

 2. My life expectancy / / was / / was not being recalculated. The life expectancy of my spouse beneficiary / / was / / was not being recalculated.

 III. COMMINGLING AUTHORIZATION

 (Check if applicable):

 / / I authorize the Custodian to commingle this direct rollover with my regular IRA contributions. I understand that commingling regular IRA contributions with direct rollover contributions from employer plans may preclude me from rolling over funds in my rollover IRA into another qualified plan or 403(b) plan. With such knowledge, I authorize and direct the Custodian to place regular IRA contributions in my rollover IRA or vice versa.

 Please make this direct payment either in the form of a check made payable, or by wire, to GT Global, for the benefit of my IRA. All checks should be mailed to GT Global (as agent for the Custodian), P.O. Box 7345, San Francisco, CA 94120-7345.

 SIGNATURE OF PARTICIPANT

 I hereby irrevocably elect, pursuant to IRS Regulation 1.402(a)(5)-1T to treat this contribution as a rollover contribution. I understand that this will not be a valid IRA rollover unless PART I and PART II (and, if applicable, PART
 III) are correct statements. I acknowledge that, due to the complexities involved in the tax treatment of eligible rollover distributions from qualified plans, qualified annuities, or 403(b) plans and direct rollovers to IRAs, the Custodian has recommended that I consult with my tax advisor or the Internal Revenue Service before completing this transaction to make certain that this transaction qualifies as a rollover and is appropriate in my individual circumstances. I hereby release the Custodian from any claim for damages on account of the failure of this transaction to qualify as a valid rollover.

 X
______________________________  _____  ______________________________
 Participant's Signature        Date   Signature Guarantee (if
                                       required by current plan)

 FOR GT GLOBAL USE ONLY

 GT Global Investor Services, Inc., (as agent for the GT Global IRA Custodian) agrees to accept the direct rollover described above and upon receipt of such rollover funds will apply those funds to investments as designated by the Participant.
 X___________________________________________________      _____________
 Signature of Custodian or its Agent                       Date

                                               IRA DIRECT ROLLOVER INSTRUCTIONS

  Since the eligible rollover distributions(1) that you take from an employer-sponsored qualified plan(2) are subject to 20% federal income tax withholding unless you roll over these assets directly to an IRA or other eligible retirement plan, you may wish to arrange for a direct rollover to a GT Global IRA.

TO FACILITATE A DIRECT ROLLOVER TO A GT GLOBAL IRA, PLEASE FOLLOW THESE STEPS:

1. Complete the front portion of this form;

2. Complete the GT Global IRA Application; and

3. Return them to GT Global at P.O. Box 7345, San Francisco, CA 94120-7345.

GT Global will establish an IRA in your name, and provide you and your current plan administrator or 403(b) custodian with your GT Global IRA account number. Your current plan administrator or 403(b) custodian can then send the assets directly to your GT Global IRA (by check or wire), or give you a check made payable to your GT Global IRA.

(1) An "eligible rollover distribution" subject to 20% withholding is generally any partial or total distribution, except: (a) substantially equal periodic payments made for life or joint lives (or life expectancy or joint life expectancies) or for a specified period of 10 years or more; (b) required minimum distributions; (c) non-taxable distributions (e.g., after-tax contributions); and (d) certain DE MINIMIS distributions, corrective distributions, loans and other distributions specified in the Internal Revenue Code and applicable regulations. You should verify with the distributing employer and your tax adviser whether a distribution is an "eligible rollover distribution."

(2) "Qualified" plans include 401(k), 403(b) and other pension and profit-sharing plans. Section 457 deferred compensation plans for government and tax-exempt entity employees are not "qualified." An IRA is not considered a "qualified" plan, even if the assets held in the IRA originated from a qualified plan. You may use the IRA Transfer Authorization to transfer your IRA assets to a GT Global IRA. If you receive a distribution from another IRA, you may be eligible to roll it over to a GT Global IRA.


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
[LOGO]
 GT Global Mutual Funds                                       SUPPLEMENTAL APPLICATION
 P.O. Box 7345, San Francisco, CA 94120-7345                  FOR AUTOMATIC INVESTMENT PLAN
 800/223-2138

ACCOUNT REGISTRATION

PLEASE NOTE: Automatic Investment Plan may ONLY be used for current year IRA contributions.

Please supply the following information exactly as it appears on the Fund's records.

__________________________________________________     __________________________________________________
Name                                                   Account Number

__________________________________________________     __________________________________________________
Address                                                Telephone Number

__________________________________________________     __________________________________________________
City                State                 Zip Code     Social Security Number

                                                       ____________________________________
AUTOMATIC INVESTMENT PLAN                              Date of Birth

I hereby authorize the Transfer Agent of the GT Global Mutual Funds to debit my personal checking account on the designated dates in order to purchase shares in the Fund(s) indicated at the applicable public offering price determined on that day. Please indicate if your purchase is for Class B shares / /. If the
Class B share box is not checked, your purchase will be made in Class A shares.
Fund: ____________  $________  or _____%    Fund: ____________  $________  or _____%
Fund: ____________  $________  or _____%    Fund: ____________  $________  or _____%
Fund: ____________  $________  or _____%    Fund: ____________  $________  or _____%
/ / Monthly on the 25th day        / / Quarterly beginning on the 25th day of the month you first select:__________________
                                                                                                         (MONTH)
(The request for participation in the Plan must be received by the 1st day of the month in which you wish investments to begin.)

Amount of each debit (minimum $100)  $__________
NOTE: A Bank Authorization Form (below) and a voided personal check must accompany the Automatic
Investment Plan Application.

[LOGO]
   GT Global Mutual Funds
   P.O. Box 7345, San Francisco, CA 94120-7345                                              AUTOMATIC INVESTMENT PLAN
   800/223-2138

BANK AUTHORIZATION

________________________                            ____________________________________                ____________
Bank Name                                           Bank Address                                        Bank Account Number
I/we authorize you, the above named bank, to debit my/our account for amounts drawn by the Transfer Agent of the
GT Global Mutual Funds, acting as my agent. I/we agree that your rights in respect to each withdrawal shall be the same as if it were a check drawn upon you and signed by me/us. This authority shall remain in effect until
I/we revoke it in writing and you receive it. I/we agree that you shall incur no liability when honoring any such debit.
I/we further agree that you will incur no liability to me/us if you dishonor any such withdrawal. This will be so even though such dishonor results in the forfeiture of investment.

_______________________________________________________  _______________________________________________________
Account Holder's Name                                    Joint Account Holder's Name

X __________________________   _____________             X _________________________
Account Holder's Signature     Date                      Joint Account Holder's Signature _____________________  ___________
                                                                                                                 Date

                                     (OVER)


AGREEMENT AND SIGNATURES
The investor certifies and agrees that the certifications, authorizations, directions and restrictions contained herein will continue until the Transfer Agent of the GT Global Mutual
Funds receives written notice of any change or revocation. Any change in these instructions must be in writing with all signatures guaranteed (if applicable).

__________________________________________
Date
X
__________________________________________

__________________________________________
Signature Guarantee* (if applicable)

*Acceptable signature guarantors: (1) any U.S. bank; (2) U.S.
trust company; (3) a member firm of a U.S. stock exchange; (4) a foreign branch of any of the foregoing; or (5) any other eligible guarantor institution. A notary public is not an acceptable guarantor. An investor uncertain about the GT Global
Mutual Funds signature guarantee requirement should contact the Transfer Agent.

INDEMNIFICATION AGREEMENT

To: Bank Named on the Reverse

In consideration of your compliance with the request and authorization of the depositor(s) named on the reverse, the Transfer Agent of the GT Global Mutual Funds hereby agrees:

1. To indemnify and hold you harmless from any loss you may incur because of the payment by you and of any debit by the Transfer Agent to its own order on the account of such depositor(s) and received by you in the regular course of business for payment, or arising out of the dishonor by you of any debit, provided there are sufficient funds in such account to pay the same upon presentation.

2. To defend at its own expense any action which might be brought by any depositor or any other persons because of your actions taken pursuant to the above mentioned request or in any manner arising by reason of your participation in connection with such request.

                              [CAMERA READY COPY]

                                     DS-21
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                                ----------------
                                 GT GLOBAL IRA

                                     NOTES
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                                 GT GLOBAL IRA

                                     NOTES
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                                ----------------
                                 GT GLOBAL IRA

                                     NOTES
----------------------------------------------------------

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